UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2005
                                                  (February 21, 2005)


                         PATRIOT SCIENTIFIC CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                      0-22182               84-1070278
         --------                      -------               ----------
(State or other jurisdiction of      (Commission       (I.R.S. Empl. Ident. No.)
incorporation or organization)       File Number)


10989 Via Frontera, San Diego, California                          92127
-----------------------------------------                         ------
(Address of principal executive offices)                         (Zip Code)


                                 (858) 674-5000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneouly satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencemnet communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On February 21, 2005, Patriot Scientific Corp., PTSC, and Advanced Micro Devices, Inc., AMD, entered into two licensing agreements. In the first agreement, AMD obtained rights to manufacture and sell the PTSC IGNITE 32-bit stack microprocessor. In the second agreement, AMD obtained rights to the "ShBoom" microprocessor patent portfolio in its entirety. AMD is the first company to license the "ShBoom" microprocessor.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit
Number        Description of Exhibits
------        -----------------------

*10.38 IGNITE License Agreement with Advanced Micro Devices, Inc. dated February 21, 2005

*10.39 Patent Portfolio License Agreement with Advanced Micro Devices, Inc.dated February 21, 2005

99.1 Company's February 22, 2005 press release relating to sale of licenses to AMD.

* Confidential treatment has been requested as to certain portions of these Exhibits.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PATRIOT SCIENTIFIC CORPORATION


Dated: February 28, 2005               By: /s/ LOWELL W. GIFFHORN
                                          ------------------------------------
                                          Lowell W. Giffhorn
                                          Exec. V.P. and Chief Financial Officer


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